UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21340

DWS RREEF Real Estate Fund II, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Stockholders

DWS RREEF
Real Estate Fund II, Inc.

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Dividend Reinvestment and Cash Purchase Plan

click here Investment Management Agreement Approval

click here Directors and Officers

click here Account Management Resources

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund II, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent performance.

Returns and rankings for all periods shown reflect a fee and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Average Annual Return as of 12/31/06
	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	39.01%	27.40%	27.95%
Based on Market Value(a)	43.51%	21.63%	20.67%
NAREIT Equity REIT Index(b)	35.06%	25.85%	27.81%
Lipper Closed-End Real Estate Funds Category(c)	33.86%	22.41%	26.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 12/31/06	As of 12/31/05
Net Asset Value	$ 22.42	$ 18.39
Market Price	$ 19.32	$ 15.35

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends (common shareholders) as of 12/31/06	$ 1.26
Capital Gain Distributions (common shareholders) as of 12/31/06	$ 1.23
Lipper Rankings — Closed-End Real Estate Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	25	39
3-Year	5	of	17	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

* The Fund commenced operations on August 29, 2003. Index comparison began August 31, 2003.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral).
c Lipper's Closed-End Real Estate Funds category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

DWS RREEF Real Estate Fund II, Inc.: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DAMI" or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for DWS RREEF Real Estate Fund II, Inc. DAMI provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), which is part of DB Real Estate, the real estate investment management group of Deutsche Asset Management, is the investment advisor for the fund. RREEF is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DAMI and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 14 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF in 2004 and Deutsche Asset Management, Inc. in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

Over nine years of investment industry experience.

BA, University of Wisconsin-Whitewater, MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of RREEF and Co-Manager of the fund.

Joined RREEF and Deutsche Asset Management, Inc. in September, 2004.

Prior to that, Principal at KG Redding and Associates, March, 2004-September, 2004.

Prior to that, Managing Director of RREEF from 1996-March, 2004, Deutsche Asset Management, Inc. from 2002-March, 2004.

Over nine years of investment industry experience.

BS, University of Southern California.

Asad Kazim

Vice President of RREEF and Co-Manager of the fund.

Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in 2005.

Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

Over six years of investment industry experience.

BS, The College of New Jersey.

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Fund II, Inc. during its most recent year ended December 31, 2006.

Q: How did DWS RREEF Real Estate Fund II, Inc. perform during its most recent year?

A: On the basis of strong merger and acquisition (M&A) activity, REITs outperformed the broader equity market for the seventh year in a row during 2006. For the 12 months ended December  31, 2006, DWS RREEF Real Estate Fund II, Inc. returned 39.01% based on net asset value (NAV). The fund's NAV return slightly outperformed the 35.06% return of the NAREIT Equity REIT Index. Based on market price of its shares, the fund posted a 43.51% return. The fund had a closing value of $19.32 per share based on market price ($22.42 per share based on net asset value) as of December 31, 2006. (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.) Over the period, the NAREIT Equity REIT Index outperformed the 19.04% return of the Dow Jones Industrial Average, the 15.79% return of the Standard & Poor's 500® Index (S&P 500) and the 10.39% return of the Nasdaq Composite Index.1

1 The NAREIT Equity REIT Index is an unmanaged, unleveraged, weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral).
The Dow Jones Industrial Average (Dow) is an unmanaged, unleveraged index of common stocks of major industrial companies.
The Standard & Poor's 500 Index (S&P 500) is an unmanaged, unleveraged index widely regarded as representative of the equity market in general.
The Nasdaq Composite Index (Nasdaq) is an unmanaged, unleveraged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.
Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What is RREEF?

A: RREEF America, L.L.C. (RREEF), founded in 1975 and based in Chicago, New York and San Francisco, is a wholly owned subsidiary of Deutsche Bank AG and operates as the real estate arm of the bank's asset management division. RREEF is a full-service real estate investment advisor that manages approximately $70.1 billion of real estate assets on behalf of its clients, of which $14.5 billion is in real estate securities and approximately $55.6 billion is invested directly in real estate (figures as of December 31, 2006). Across the United States, RREEF has approximately 85 property management offices located in 50 major metropolitan areas. RREEF's professionals provide real-time information on market rents, vacancy rates and property values. The information advantage RREEF obtains from this vast direct-side portfolio helps RREEF to anticipate the trends within the various sectors of the real estate market and to evaluate how these trends will likely affect the REIT universe. RREEF is the investment advisor of DWS RREEF Real Estate Fund II, Inc. and manages the day-to-day operations of the fund's investment portfolio.

Q: What factors influenced the performance of REITs in 2006?

A: REITs once again outperformed the broader equity markets. Solid REIT performance was driven by expectations that more REIT privatizations and mergers will occur and continue to drive up REIT prices. Perhaps the biggest event in terms of M&A activity came from the office sector during the fourth quarter when the Blackstone Group announced its intention to purchase Equity Office Properties, Inc. (EOP) for $20 billion, plus a $16 billion assumption of debt. EOP is one of the largest REITs by market capitalization, comprising nearly 5% of the MSCI US REIT Index. This transaction, if concluded, would be the largest REIT privatization to date, and the largest leveraged buyout in history. Another event that gave momentum to the REIT market was the US Federal Reserve Board's (the Fed's) decision in August to pause in raising rates, making REIT yields look more attractive to investors. The market outlook at year end was for the Fed's next move to be an interest rate cut, which would represent yet another boost for REITs.

Q: What contributed to and detracted from performance over the period?

A: Stock selection and sector selection each had a negative effect on performance compared with the NAREIT Index. While stock selection was helpful within the specialty retail, regional mall and hotel sectors, weaker stock selection in the office, self storage, apartment and industrial sectors detracted from performance. Our overweight position in the higher-yielding health care sector helped performance, as did our underweight position in the underperforming specialty retail sector. Our underweight position in the outperforming apartment and office sectors detracted from portfolio performance, as did our overweight positions in the underperforming industrial and regional mall sectors.

In addition, the fund's position in preferred stocks (19.7% of net assets as of December 31 — the remainder of the fund is invested in REIT common stock and cash) detracted from performance during the period. With common stocks outperforming preferreds over the 12-month period, the fund's higher allocation in preferred stocks held back performance. Going forward, we plan to maintain approximately 20% of the fund's portfolio in preferred stocks because of their attractive yields and because we remain cautious about the valuation levels of REIT common stocks.

Q: Which individual holdings had a significant impact on performance during the period?

A: Two top contributors to performance for the 12-month period were Apartment Investment & Management Co. (AIMCO) and Simon Property Group, Inc. AIMCO continued to report solid revenue expansion fueled by sustained job growth in the US economy. The company was also recognized by investors for its improving real estate portfolio based on its efforts to own properties focused in the strongest markets over the past several years. Simon Property Group profited from strong retail sales within its top-tier malls. The company also benefited from some redevelopment opportunities related to the Federated/May merger of department store chains during the third quarter.

One of the largest individual detractors from performance was the fund's position in American Financial Realty Trust, a specialty office REIT that leases office space to bank branches. The company reported a larger than expected fourth quarter loss, fueling investor concerns about American Financial's overall business model. Although the company has struggled with rapid growth, we maintain a position for the fund in the REIT as we believe it trades at a large discount to net asset value and its board has stated that it plans to seek strategic alternatives. Another detractor was Feldman Mall Properties, Inc., which declined in price because of its lower-quality portfolio at a time when top-tier malls were favored by investors.

Q: Will you describe the performance of the various REIT sectors?

A: Offices represented the strongest REIT sector in 2006, helped by previously mentioned strong fundamentals such as upward repricing of assets based on M&A activity. In addition to EOP, another example of a transaction that drove sector performance was the acquisition of Trizec Properties, Inc. in the second quarter by an investor group led by Brookfield Properties and Blackstone Group at an 18 percent premium to the company's previous-day closing stock price (at the time of the announcement).

Apartments represented another strong sector during the period. Apartment REITs benefited from declining home affordability in many markets. This factor, combined with a recent surge in condominium conversions which removed a large amount of potential rental supply from the marketplace, gave apartment owners additional pricing power. These two factors translated to higher earnings for apartment REIT companies and higher returns within the sector.

The retail sector also performed strongly, though slightly behind the benchmark. Fundamental factors within the sector — including record high occupancy rates — remain healthy. Retail trailed the benchmark because of investor concern over the growth prospects for the sector going forward.

Hotels, though attractively valued compared with other REIT sectors, underperformed on concern that a slowdown in the economy would negatively affect hotels more than other property types. Despite rising room rates in major US cities that have improved hotels' balance sheets, investors feared that any deceleration in the economy would hurt hotels because of reduced business and tourist travel. Over time, the hotel sector has proven to be more volatile than other REIT sectors.

The industrial sector also underperformed over the past 12 months, despite increased occupancy levels. REIT investors have worried that companies in this sector have become overly dependent on gains from new development, because such gains are a one-time occurrence. An example of this was ProLogis, comprising over half the sector, which underperformed based on market perception of its overdependence on development gains. Investors have been reluctant to pay higher prices for industrial REITs given what they perceive as higher risk within the sector.

Lastly, regional malls also underperformed, hurt by the difficulties with The Mills Corp., which has suffered from earnings restatements as well as delays and cost overruns for its mega-project Xanadu in the New Jersey Meadowlands. Investors who looked closely at the sector could see the many success stories of high-end regional mall REITs including Simon Property Group (mentioned above), Taubman Centers Inc. and The Macerich Co. But in terms of the benchmark performance of regional malls, Mills dragged down the entire sector.

Q: What are the prospects for the REIT marketplace going forward?

A: Overall, REIT prices continue to be driven by strong investor demand for real estate. The market is benefiting from strengthening fundamental factors across all property types. These include low interest rates and constricted supply in many areas. Of course, the biggest positive factor in the near term has been M&A activity, where more than 20 REITs have been privatized or acquired in the past 18 months. Though the REIT sector could consolidate some of its gains in the coming year, we believe that the longer-term outlook for REITs remains compelling: The companies that have historically created the most value now comprise a greater percentage of the REIT investment universe following the recent host of acquisitions. Going forward, we will continue to maintain positions in the highest-quality assets and real estate markets that we believe to be fundamentally strong.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	85%	83%
Preferred Stocks	14%	16%
Cash Equivalents and Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Office	20%	27%
Hotels	17%	15%
Regional Malls	13%	13%
Apartments	12%	13%
Shopping Centers	10%	9%
Industrials	9%	9%
Health Care	8%	7%
Storage	4%	4%
Diversified	3%	2%
Other	4%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (58.6% of Net Assets)
1. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	8.4%
2. Liberty Property Trust Owner of office and industrial properties	7.0%
3. Glimcher Realty Trust Developer and manager of regional malls and shopping centers	6.4%
4. Simon Property Group, Inc. Operator of real estate investment trust	6.3%
5. First Industrial Realty Trust, Inc. Developer and manager of bulk warehouses and light industrial properties	6.1%
6. HRPT Properties Trust Investor in retirement communities	6.0%
7. Extra Space Storage, Inc. Developer and manager of self-storage properties	5.1%
8. Lexington Corporate Properties Trust Owner and manager of real estate	4.6%
9. The Mills Corp. Operator of real estate investment trust	4.6%
10. Realty Income Corp. Owner and manager of commercial properties, the company focuses on acquiring single-tenet properties	4.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Shares	Value ($)

Common Stocks 120.3%
Real Estate Investment Trusts ("REITs") 119.3%
Apartments 14.7%
American Campus Communities, Inc.	540,102	15,376,704
Apartment Investment & Management Co. "A"	1,288,859	72,201,881
BRE Properties, Inc. "A"	229,900	14,948,098
GMH Communities Trust	558,800	5,671,820
Home Properties, Inc.	321,700	19,067,159
		127,265,662
Diversified 4.5%
iStar Financial, Inc.	381,700	18,252,894
NorthStar Realty Finance Corp.	397,300	6,583,261
Spirit Finance Corp.	1,125,900	14,039,973
		38,876,128
Health Care 11.0%
LTC Properties, Inc.	248,300	6,781,073
Medical Properties Trust, Inc. (a)	460,100	7,039,530
National Health Investors, Inc.	287,600	9,490,800
National Health Realty, Inc.	129,950	3,118,800
Senior Housing Properties Trust	1,386,900	33,951,312
Ventas, Inc.	810,200	34,287,664
		94,669,179
Hotels 16.1%
Ashford Hospitality Trust	1,903,900	23,703,555
Canyon Ranch Holdings LLC (Units)	864,000	23,550,030
DiamondRock Hospitality Co.	921,900	16,603,419
Eagle Hospitality Properties Trust, Inc.	670,500	6,155,190
Hersha Hospitality Trust	2,744,400	31,121,496
Highland Hospitality Corp.	411,000	5,856,750
Hospitality Properties Trust	581,250	27,626,812
Winston Hotels, Inc.	322,243	4,269,720
		138,886,972
Industrial 13.1%
First Industrial Realty Trust, Inc. (a)	1,119,500	52,493,355
Liberty Property Trust (a)	1,234,500	60,663,330
		113,156,685
Office 25.3%
American Financial Realty Trust	2,079,400	23,788,336
Digital Realty Trust, Inc.	791,000	27,075,930
Duke Realty Corp.	309,100	12,642,190
Equity Office Properties Trust	310,600	14,961,602
Highwoods Properties, Inc.	754,800	30,765,648
HRPT Properties Trust	4,221,700	52,137,995
Lexington Corporate Properties Trust (a)	1,775,700	39,811,194
Mack-Cali Realty Corp.	343,482	17,517,582
		218,700,477
Other 1.4%
Deerfield Triarc Capital Corp. (a)	695,900	11,781,587
Regional Malls 16.9%
Feldman Mall Properties, Inc.	835,450	10,443,125
Glimcher Realty Trust (a)	2,062,753	55,096,132
Pennsylvania Real Estate Investment Trust	656,839	25,866,320
Simon Property Group, Inc.	533,800	54,068,602
		145,474,179
Shopping Centers 9.0%
Inland Real Estate Corp. (a)	706,900	13,233,168
Ramco-Gershenson Properties Trust	754,800	28,788,072
Realty Income Corp. (a)	1,289,200	35,710,840
		77,732,080
Specialty Services 2.2%
Entertainment Properties Trust	265,400	15,509,976
One Liberty Properties, Inc.	150,000	3,769,500
		19,279,476
Storage 5.1%
Extra Space Storage, Inc.	2,416,203	44,119,867
Total Real Estate Investment Trusts		1,029,942,292

Other 1.0%
Crystal River Capital, Inc. 144A	332,500	8,488,725
Total Common Stocks (Cost $742,866,797)		1,038,431,017

Preferred Stocks 19.7%
Real Estate Investment Trusts 19.7%
Apartments 1.7%
Apartment Investment & Management Co., 8.0%, Series T	136,200	3,466,290
Associated Estates Realty Corp., 8.70%, Series II	429,000	11,218,350
		14,684,640
Health Care 0.9%
LTC Properties, Inc., 8.0%, Series F	300,000	7,545,000
Hotels 7.0%
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A	348,200	8,900,862
Equity Inns, Inc. 8.0%, Series C	380,000	9,994,000
FelCor Lodging Trust, Inc., 8.0%, Series C	75,000	1,890,750
Host Marriott Corp., 8.875%, Series E	204,400	5,434,996
LaSalle Hotel Properties, 8.375%, Series B	270,000	6,925,500
Strategic Hotels & Resorts, Inc. 8.25%, Series B	115,400	2,960,737
Strategic Hotels & Resorts, Inc. 8.5%, 144A	332,500	8,385,251
Sunstone Hotel Investors, Inc., 8.0%, Series A	633,500	16,193,844
		60,685,940
Manufactured Homes 0.2%
American Land Lease, Inc., 7.75%, Series A	51,000	1,305,345
Office 3.4%
Digital Realty Trust, Inc., 8.5%, Series A	356,700	9,274,200
SL Green Realty Corp., 7.58%, Series C	775,000	19,855,500
		29,129,700
Regional Malls 1.0%
Taubman Centers, Inc., 8.0%, Series G	329,253	8,659,354
Shopping Centers 5.5%
Cedar Shopping Centers, Inc., 8.875%	300,000	7,989,000
The Mills Corp., 8.75%, Series E	1,720,000	39,663,200
		47,652,200
Total Preferred Stocks (Cost $170,487,348)		169,662,179

Other 1.2%
Innkeepers USA Trust (REIT) (Limited Partnership) (b) (Cost $9,299,494)	696,309	10,792,790

Securities Lending Collateral 6.9%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $59,392,225)	59,392,225	59,392,225

Cash Equivalents 0.8%
Cash Management QP Trust, 5.46% (e) (Cost $6,742,375)	6,742,375	6,742,375
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $988,788,239)+	148.9	1,285,020,586
Other Assets and Liabilities, Net	(8.3)	(71,852,516)
Preferred Stock, at Liquidation Value	(40.6)	(350,000,000)
Net Assets applicable to Common Shareholders	100.0	863,168,070
+ The cost for federal income tax purposes was $988,796,768. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $296,223,818. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $301,946,514 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,722,696.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $58,020,772 which is 6.7% of net assets.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Restricted Security	Acquisition Dates	Cost ($)	Value ($)	As a % of Net Assets
Innkeepers USA Trust (REIT) (Limited Partnership)	November 2002- March 2005	9,299,494	10,792,790	1.3
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

At December 31, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
1/14/2004 1/14/2008	87,500,000[1]	Fixed — 2.992%	USD — Floating LIBOR BBA	2,155,852
11/26/2003 11/26/2008	87,500,000[1]	Fixed — 3.589%	USD — Floating LIBOR BBA	2,471,396
11/26/2003 11/26/2010	87,500,000[2]	Fixed — 4.064%	USD — Floating LIBOR BBA	2,993,108
Total net unrealized appreciation				7,620,356
Counterparties: [1] UBS AG [2] Goldman Sachs & Co.

LIBOR: Represents the London InterBank Offered Rate

BBA: British Bankers' Association

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $922,653,639) — including $58,020,772 of securities loaned	$ 1,218,885,986
Investment in Daily Assets Fund Institutional (cost $59,392,225)*	59,392,225
Investment in Cash Management QP Trust (cost $6,742,375)	6,742,375
Total investments in securities, at value (cost $988,788,239)	1,285,020,586
Cash	10,000
Dividends receivable	11,988,860
Receivable for investments sold	16,375,189
Interest receivable	50,430
Unrealized appreciation on interest rate swaps	7,620,356
Other assets	48,864
Total assets	1,321,114,285
Liabilities
Payable upon return of securities loaned	59,392,225
Distributions payable	47,718,774
Accrued investment management fee	625,514
Other accrued expenses and payables	209,702
Total liabilities	107,946,215
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 14,000 shares issued and outstanding)	350,000,000
Net assets applicable to common shareholders, at value	$ 863,168,070
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	3,023,493
Net unrealized appreciation (depreciation) on: Investments	296,232,347
Interest rate swaps	7,620,356
Accumulated net realized gain (loss)	14,218,805
Cost of 886,422 shares held in treasury	(14,603,013)
Paid-in capital	556,676,082
Net assets applicable to common shareholders, at value	$ 863,168,070
Net Asset Value
Net Asset Value per common share ($863,168,070 ÷ 38,502,967 outstanding shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 22.42
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends — unaffiliated issuers	$ 36,311,662
Dividends — affiliated issuers	6,773,765
Interest — Cash Management QP Trust	761,031
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,369
Total Income	43,853,827
Expenses: Investment management fee	9,736,476
Administrative fee	29,999
Services to shareholders	22,049
Custodian and accounting fees	139,296
Auditing	80,089
Legal	68,061
Directors' fees and expenses	25,414
Reports to shareholders and annual meeting	133,747
Stock exchange listing fee	12,826
Auction service fee	912,500
Other	61,794
Total expenses before expense reductions	11,222,251
Expense reductions	(2,877,440)
Total expenses after expense reductions	8,344,811
Net investment income	35,509,016
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — unaffiliated issuers	54,869,929
Investments — affiliated issuers	16,520,094
Capital gains dividend received	17,953,554
Interest rate swaps	5,728,545
Investment Manager reimbursement (Note I)	47,576
95,119,698
Net unrealized appreciation (depreciation) during the period on: Investments	139,516,986
Interest rate swaps	(2,704,174)
136,812,812
Net gain (loss) on investment transactions	231,932,510
Net increase (decrease) in net assets resulting from operations	267,441,526
Distributions to Preferred Shareholders	(16,884,792)
Net increase (decrease) in net assets, applicable to common shareholders	$ 250,556,734

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 35,509,016	$ 31,575,427
Net realized gain (loss) on investment transactions	95,119,698	51,729,430
Net unrealized appreciation (depreciation) during the period on investment transactions	136,812,812	(23,417,442)
Net increase (decrease) in net assets resulting from operations	267,441,526	59,887,415
Distributions to Preferred Shareholders	(16,884,792)	(11,374,080)
Net increase (decrease) in net assets applicable to common shareholders	250,556,734	48,513,335
Distributions to common shareholders from: Net investment income	(48,673,203)	(27,685,762)
Net realized gains	(47,474,158)	(58,004,002)
Total distributions to common shareholders	(96,147,361)	(85,689,764)
Fund share transactions: Cost of shares repurchased	(4,853,256)	(9,749,758)
Net increase (decrease) in net assets from Fund share transactions	(4,853,256)	(9,749,758)
Increase (decrease) in net assets	149,556,117	(46,926,187)
Net assets at beginning of period applicable to common shareholders	713,611,953	760,538,140
Net assets at end of period applicable to common shareholders (including undistributed net investment income and accumulated distributions in excess of net investment income of $3,023,493 and $188,019, respectively)
	$ 863,168,070	$ 713,611,953
Other Information
Common shares outstanding at beginning of period	38,808,947	39,389,389
Shares repurchased	(305,980)	(580,442)
Common shares outstanding at end of period	38,502,967	38,808,947

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006	2005	2004	2003[a]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 18.39	$ 19.31	$ 15.45	$ 14.33[b]
Income (loss) from investment operations: Net investment income[c]	.92	.81	.77	.21
Net realized and unrealized gain (loss) on investment transactions	6.02	.71	4.59	1.34
Total from investment operations	6.94	1.52	5.36	1.55
Distributions to Preferred Shareholders (common share equivalent)	(.44)	(.29)	(.14)	(.01)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	6.50	1.23	5.22	1.54
Less distributions from: Net investment income	(1.26)	(.71)	(1.20)	(.19)
Net realized gain on investment transactions	(1.23)	(1.49)	(.16)	(.03)
Tax return of capital	—	—	—	(.08)
Total distributions to common shareholders	(2.49)	(2.20)	(1.36)	(.30)
Dilution resulting from issuance of Preferred Shares[d]	—	—	—	(.10)
NAV accretion resulting from repurchases of shares at value[c]	.02	.05	—	—
Offering costs charged to paid-in capital	—	—	—	(.02)
Net asset value, end of period	$ 22.42	$ 18.39	$ 19.31	$ 15.45
Market price, end of period	$ 19.32	$ 15.35	$ 16.84	$ 15.30
Total Return
Based on net asset value (%)[e,f]	39.01	8.84	36.66	10.04**
Based on market price (%)[e,f]	43.51	4.17	20.35	3.99**
Years Ended December 31,	2006	2005	2004	2003[a]
Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	863	714	761	609
Ratios based on net assets of common shares: Expenses before expense reductions (%)	1.41	1.45	1.54	1.17*
Expenses after expense reductions (%)	1.05	1.08	1.16	.87*
Net investment income (%)[g]	4.47	4.29	4.68	4.35*
Common and Preferred Share information at period end: Ratios based on net assets of common and Preferred Shares: Expenses before expense reductions (%)	.98	.98	1.00	.96*
Expenses after expense reductions (%)	.73	.73	.75	.71*
Net investment income (%)	3.10	2.91	3.03	3.56*
Portfolio turnover rate (%)	19	21	43	.1*
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	350	350	350	350
Asset coverage per share ($)***	86,655	75,972	79,324	68,471
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000
[a] For the period from August 29, 2003 (commencement of operations) to December 31, 2003.
[b] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[c] Based on average common shares outstanding during the period.
[d] On November 19, 2003, the Fund issued 14,000 Preferred Shares.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[g] Net investment income ratios for the years ended December 31, 2006, 2005, 2004 and the period ended December 31, 2003 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 2.34%, 2.74%, 3.85% and 3.94%, respectively.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and issued Preferred Shares. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebate fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is usually declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 14,227,334
Unrealized appreciation (depreciation) on investments	$ 296,223,818

In addition, the tax character of distributions paid to common and Preferred Shareholders by the Fund is summarized as follows:

Years Ended December 31,
	2006	2005
Distributions from ordinary income* (common)	$ 34,227,486	$ 40,418,976
Distributions from ordinary income* (Preferred)	$ 5,990,996	$ 5,385,024
Distributions from long-term capital gains (common)	$ 62,237,932	$ 44,952,731
Distributions from long-term capital gains (Preferred)	$ 10,893,796	$ 5,989,056
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Preferred Shares. The Fund has issued and outstanding 2,800 shares of Series A, 2,800 shares of Series B, 2,800 shares of Series C, 2,800 shares of Series D and 2,800 shares of Series E Preferred Shares, each at a liquidation value of $25,000 per share. The Preferred Shares are senior to and have certain class-specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every seven days. At December 31, 2006, the average annual dividend rate, as set by the auction process, for Series A, Series B, Series C, Series D and Series E was 4.82%, 4.81%, 4.83%, 4.82% and 4.83%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each preferred share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on available information at a later date and a recharacterization will be made in the following year. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $210,803,182 and $255,925,769, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Asset Management, Inc. ("DAMI" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board"). Effective January 1, 2007, DAMI merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings.

In addition, for the year ended December 31, 2006, the Investment Manager contractually agreed to waive a portion of its Investment

Management fees in the amount of 0.25% of the Fund's average daily total managed assets until August 29, 2008 and such waiver will decline by 0.05% in each of the next four years until August 29, 2012. Accordingly, for the year ended December 31, 2006, the Investment Manager did not impose a portion of its Investment Management fee pursuant to the Investment Management Agreement aggregating $2,863,670 and the amount imposed aggregated $6,872,806 which was equivalent to an annual effective rate of 0.60% of the Fund's average daily total managed assets.

Service Provider Fees. State Street Bank and Trust Company ("SSB") is the named transfer agent. However, pursuant to a sub-transfer agency agreement between SSB and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Investment Manager and the Investment Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc., ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $16,149, of which $4,050 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Investment Manager and the Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended December 31, 2006 by DWS-SFAC aggregated $114,362, of which $9,852 is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and the Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund ("Auction Service Fee"). The Auction Service Fee charged to the Fund for the year ended December 31, 2006 aggregated $912,500, of which $48,942 is unpaid.

In addition, Deutsche Bank Trust Company, an affiliate of the Investment Manager and the Investment Advisor, charges an Administration fee for Preferred Shares. The amount charged to the Fund for the year ended December 31, 2006 aggregated $29,999, of which $2,582 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,560, of which $5,280 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2006, the Investment Manager agreed to reimburse the Fund $13,371, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the Fund's custodian fees were reduced by $399 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended December 31, 2006 with companies which are or were affiliates is as follows:

Affiliate	Common Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain (Loss) ($)	Dividend Income ($)	Value at 12/31/06 ($)
Feldman Mall Properties, Inc.	835,450	—	25,448	(1,880)	762,034	N/A
Glimcher Realty Trust	2,062,753	—	—	—	3,967,087	N/A
Hersha Hospitality Trust	2,744,400	2,593,035	—	—	1,872,612	N/A
AMLI Residential Property Trust	—	—	36,886,498	16,521,974	172,032	—
	5,642,603	2,593,035	36,911,946	16,520,094	6,773,765	—
N/A No longer an affiliate at December 31, 2006.

G. Share Repurchases

Effective May 5, 2005, the Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the years ended December 31, 2006 and 2005, the Fund purchased 305,980 and 580,442 shares, respectively, of common stock on the open market at a total cost of $4,853,256 and $9,749,758 ($15.86 and $16.80 average per share), respectively. The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 15.9% and 15.8%, respectively. These shares are held in treasury.

H. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

I. Payment Made by Affiliates

During the period, the Investment Manager reimbursed the Fund $47,576 for opportunity costs associated with an overpayment by the Fund of the Investment Management fee.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS RREEF Real Estate Fund II, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Fund II, Inc. (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported distributions of $1.616 per share to common shareholders and $10.9 million to preferred shareholders during the year ended December 31, 2006, of which approximately 92% represents 15% rate gains and 8% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $96,095,000 as capital gain dividends for the year ended December 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

On December 20, 2006, the Board appointed J. Christopher Jackson as Chief Legal Officer for the Fund.

Dividend Reinvestment and Cash Purchase Plan

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF Real Estate Fund II, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 W. 10th Street
Kansas City, MO 64105-1614
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's investment management agreement with DAMI and the sub-advisory agreement between DAMI and RREEF America LLC ("RREEF") in September 2006.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DAMI and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to RREEF is paid by DAMI out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DAMI's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to registered investment companies as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund. The Board also concluded that any existing economies of scale enjoyed by DAMI were properly reflected in the Fund's investment management fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005).

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance for the six-month and one-year periods ended June 30, 2006 was in the 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the six-month and one-year periods ended June 30, 2006.

The nature, extent and quality of the advisory services provided by DAMI and RREEF. The Board considered extensive information regarding DAMI, including DAMI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DAMI and RREEF have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services and shareholder servicing, as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI and RREEF regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DAMI or RREEF, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Each Board Member's term of office extends until the next stockholder's meeting called for the purpose of electing such Board Members in that class and until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Officers[2]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[5] (1962) Vice President and Secretary, 2003-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 2002-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[4] (1951) Chief Legal Officer, 2006-present	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, MA 02110.

Account Management Resources

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder.com/alerts

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Asset Management, Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRO
CUSIP Number	23338X102

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS RREEF Real Estate Fund, II, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE FUND II, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$64,000	$128	$0	$0
2005	$56,200	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Keith R. Fox (Chairman), Philip Saunders, Jr., Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Jean Gleason Stromberg and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

N-CSR Item 8 Disclosure

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund:

John F. Robertson, CFA

Managing Director of RREEF and Manager of the fund.

•	Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.
•	Joined the fund in 2003.
•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
•	Over 14 years of investment industry experience.
•	BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger

Managing Director of RREEF and Manager of the fund.

•	Joined RREEF and Deutsche Asset Management, Inc. in 2004 and the fund in 2005.
•	Prior to that, Senior Vice President at Heitman Real Estate Investment Management.
•	Senior Research Associate at Morgan Stanley Asset Management from 1996–2000.
•	BA, University of Wisconsin-Whitewater, MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of RREEF and Manager of the fund.

•	Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.
•	Prior to that, Principal at KG Redding and Associates, March, 2004–September, 2004.
•	Prior to that, Managing Director of RREEF from 1996–March, 2004, Deutsche Asset Management, Inc. from 2002–March, 2004.
•	Over nine years of investment industry experience.
•	BS, University of Southern California.

Asad Kazim

Vice President of RREEF and Manager of the fund.

•	Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in 2005.
•	Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.
•	Over six years of investment industry experience.
•	BS, The College of New Jersey.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pretax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John F. Robertson	$0	$100,001-$500,000
Jerry W. Ehlinger	$0	$50,001-$100,000
John W. Vojticek	$0	$1- $10,000
Asad Kazim	$0	$10,001-$50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	9	$4,971,800,000	0	$0
Jerry W. Ehlinger	9	$4,248,700,000	0	$0
Asad Kazim	9	$4,248,700,000	0	$0

John W. Vojticek	9	$4,248,700,000	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	8	$1,009,100,000	3	$205,300,000
Jerry W. Ehlinger	8	$1,009,100,000	3	$205,300,000
Asad Kazim	8	$1,009,100,000	3	$205,300,000
John W. Vojticek	8	$1,009,100,000	3	$205,300,000

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	45	$5,139,600,000	2	$626,500,000
Jerry W. Ehlinger	45	$5,031,900,000	2	$626,500,000
Asad Kazim	45	$5,031,900,000	2	$626,500,000
John W. Vojticek	45	$5,031,900,000	2	$626,500,000

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multinational financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased*	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	228,080	$15.7708	n/a	n/a

June 1 through June 30	60,000	$15.9167	n/a	n/a
July 1 through July 31	17,900	$16.8300	n/a	n/a
August 1 through August 31	0	$0	n/a	n/a
September 1 through September 30	0	$0	n/a	n/a
October 1 through October 31	0	$0	n/a	n/a
November 1 through November 30	0	$0	n/a	n/a
December 1 through December 31	0	$0	n/a	n/a

Total	305,980	$15.8614	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007